GOLDMAN SACHS TRUST

Goldman Sachs Short Duration and Government Fixed Income Funds

Class A, Institutional, Investor, Service, Class P, and Class R6 Shares of the

Goldman Sachs High Quality Floating Rate Fund

(the “Fund”)

Supplement April 9, 2021 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”), each dated July 29, 2020, as supplemented to date

Effective April 30, 2021, Matthew Kaiser will no longer serve as a portfolio manager for the Fund. Dave Fishman and John Olivo will continue to serve as portfolio managers for the Fund.

Accordingly, effective April 30, 2021, all references to Mr. Kaiser in his capacity as a portfolio manager to the Fund in the Prospectuses, Summary Prospectuses and SAI are deleted in their entirety. Mr. Kaiser will continue to serve as a portfolio manager of the Goldman Sachs Government Income Fund, Goldman Sachs Inflation Protected Securities Fund, and Goldman Sachs U.S. Mortgages Fund.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

SDFITBDSTK 04-21